VOYAGEUR INSURED FUNDS
Delaware Tax-Free Minnesota Insured Fund

Supplement to the Fund's Prospectus
dated December 29, 2005

On August 17, 2006, the Board of Trustees responsible for Delaware Tax-Free Minnesota Insured Fund (the "Reorganizing Fund") approved a proposal to reorganize the Reorganizing Fund with and into the Delaware Tax-Free Minnesota Fund (the "Acquiring Fund"), a series of Voyageur Tax Free Funds, subject to shareholder approval. The Board of Trustees responsible for the Delaware Tax-Free Minnesota Fund also approved the reorganization.

The investment objective of both the Reorganizing Fund and the Acquiring Fund is to seek as high a level of current income exempt from federal income tax and from the Minnesota state personal income tax, as is consistent with preservation of capital. The Board of Trustees responsible for the Reorganizing Fund believes that the proposed reorganization will benefit shareholders of the Reorganizing Fund.

Effective as of the close of business on September 1, 2006, the Reorganizing Fund will be closed to new investors. Reorganizing Fund shareholders will receive a proxy statement/prospectus providing them with information about the Delaware Tax-Free Minnesota Fund and requesting their votes on the proposed reorganization of their Fund at a special meeting of shareholders to be held in late November 2006. If approved, the reorganization is expected to take place in December 2006. Additionally, the Reorganizing Fund will continue to accept purchases from existing shareholders (including reinvested dividends or capital gains) until the last business day before the reorganization.

Please keep this Supplement for future reference.

This Supplement is dated August 18, 2006.